Exhibit 10.48

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 22, 2014 (the “Second Amendment Date”), is by and among CTI BIOPHARMA CORP., formerly known as CELL THERAPEUTICS, INC., a Washington corporation (“CTI”), and SYSTEMS MEDICINE LLC, a Delaware limited liability company (“Systems Medicine”; CTI and Systems Medicine are hereinafter referred to individually and collectively, jointly and severally, as “Borrower”), HERCULES CAPITAL FUNDING TRUST 2012-1 (the “Trust”) and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“HTGC”).

WHEREAS, Borrower and the Trust, as assignee of HTGC, are parties to a certain Loan and Security Agreement, dated as of March 26, 2013 (as amended by the First Amendment to Loan and Security Agreement, dated as of March 25, 2014 (the “First Amendment”), the “Loan Agreement”);

WHEREAS, the First Amendment contained a scrivener’s error and referenced the Trust as the Lender of the 2014 Term Loan Advance, not HTGC; and

WHEREAS, in accordance with Section 11.3 of the Loan Agreement, Borrower, the Trust, and HTGC desire to amend the Loan Agreement as provided herein in order to correct such error.

NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       Defined Terms.  Terms not otherwise defined herein which are defined in the Loan Agreement shall have the same respective meanings herein as therein.

2.       Amendments to Loan Agreement.  Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment, as of the Second Amendment Date, the Loan Agreement is hereby amended as follows:

(a) The Loan Agreement shall be globally amended by referring to HTGC as the Lender of the 2014 Term Loan Advance, not the Trust.

(b) The term “Lender” as used in the Loan Agreement shall be deemed to mean HTGC and the Trust, collectively, where appropriate.

3.       Joinder to Loan Agreement.  HTGC agrees that it shall be bound by the provisions of the Loan Agreement as the Lender of the 2014 Term Loan Advance thereunder, shall have the obligations of the Lender of the 2014 Term Loan Advance thereunder, will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as the Lender of the 2014 Term Loan Advance, and hereby ratifies and confirms its consent to the First Amendment.

4.       Conditions to Effectiveness.  The Trust, HTGC and Borrower agree that this Amendment shall become effective upon the satisfaction of the following conditions precedent, each in form and substance satisfactory to Lender:

(a) The Trust and HTGC shall have received a fully-executed counterpart of this Amendment  signed by Borrower;

(b) Borrower authorizes the Trust and HTGC to file an amendment to the existing UCC-1 adding HTGC as a secured party.

5.       Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

6.       Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

(b) The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

(c) This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d) Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, Borrower and Lender have duly executed and delivered this Amendment as of the day and year first above written.

BORROWER:

CTI BIOPHARMA CORP.

Signature:	/s/ Louis A. Bianco

Print Name:	Louis A. Bianco

Title:	EVP of Finance and Administration

SYSTEMS MEDICINE LLC

By: CTI BIOPHARMA CORP., as Sole Member

Signature:	/s/ Louis A. Bianco

Print Name:	Louis A. Bianco

Title:	EVP of Finance and Administration

Accepted in Palo Alto, California:

LENDERS:

HERCULES TECHNOLOGY GROWTH
CAPITAL, INC.

Signature:	/s/ Ben Bang

Print Name:	Ben Bang

Title:	Associate General Counsel

HERCULES CAPITAL FUNDING TRUST 2012-1

Signature:	/s/ Ben Bang

Print Name:	Ben Bang

Title:	Associate General Counsel